Exhibit 10.55
SECOND AMENDMENT TO MASTER TRUST AGREEMENT (NONQUALIFIED PLANS) BETWEEN FIDELITY MANAGEMENT TRUST COMPANY
AND
TRUIST FINANCIAL CORPORATION

    THIS SECOND AMENDMENT (“Amendment”), dated and effective July 14, 2023, (“Effective Date”) except as otherwise specified herein, by and between Fidelity Management Trust Company (“Trustee”) and Truist Financial Corporation (“Sponsor”);

WITNESSETH:

    WHEREAS, the Trustee and the Sponsor heretofore entered into a Master Trust Agreement (Nonqualified Plans) (“Trust Agreement”) dated July 15, 2020, with regard to the Truist Financial Corporation Non-Qualified Defined Contribution Plan (Plan 75662), the Truist Financial Corporation Non-Employee Directors’ Deferred Compensation Plan (Plan 75663), and the Truist Financial Corporation Non-Qualified Defined Contribution Plan for Certain Separated Employees (Plan 75664) (collectively and individually, the “Plans”); and

WHEREAS, the Sponsor has directed the Trustee to accept and hold the assets of the Plans in accordance with the terms of this Trust Agreement; and

    WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 of the Master Services Agreement dated May 1, 2020;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

1. Adding the following to the end of Article 1., Overview; Roles:

Sponsor has advised Trustee that, with respect to the Truist Financial Corporation Non-Qualified Defined Contribution Plan (75662), the Trust shall be bifurcated into two (2) separate trusts (i.e., “Trust #1” and “Trust #2”) and, without limiting the Sponsor’s authority to name successor trustees, Fidelity Management Trust Company shall be the trustee for Trust #1 and Truist Bank shall be the trustee for Trust #2. Further, that assets for a certain population of Participants in the Truist Financial Corporation Non-Qualified Defined Contribution Plan (75662) shall be transferred from FMTC/Trust #1 to Truist Bank/Trust #2. Notwithstanding anything herein to the contrary, in order to effectuate such bifurcation and transfer, Sponsor hereby directs Trustee, and Trustee hereby agrees, to transfer title and possession on or about July 14, 2023, of the assets for such Truist Financial Corporation Non-Qualified Defined Contribution Plan Participants as specified by the Sponsor to Truist Bank as trustee of Trust #2. Fidelity Workplace Services LLC, an affiliate of Trustee, shall continue to perform certain ministerial recordkeeping and related functions with respect to assets in Trust #2, referenced as the “Truist NQDC – Phantom” plan (75665) on its Participant Recordkeeping System, pursuant to a separate Master Services Agreement and associated DC Services Statement of Work.

[Signature page follows]

Truist Financial Corporation – Strategic     Confidential Information
2nd Amendment – Nonqualified Master Trust

Plans: 75662, 75663, 75664

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Amendment to be executed by their duly authorized officers effective as set forth herein. By signing below, the undersigned represent that they are authorized to execute this document on behalf of the respective parties. Notwithstanding any contradictory provision of the agreement that this document amends, each party may rely without duty of inquiry on the foregoing representation.

TRUIST FINANCIAL CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Ellen Fitzsimmons	July 10, 2023	By:	Paul Lowe	July 11, 2023
	Authorized Signatory	Date		FMTC Authorized Signatory	Date

Truist Financial Corporation – Strategic     Confidential Information
2nd Amendment – Nonqualified Master Trust
2
Plans: 75662, 75663, 75664